UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05206

Exact name of registrant as specified in charter:	Prudential Jennison Natural Resources Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Natural Resources Fund, Inc.

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term growth of capital

Highlights

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

•

The Prudential Jennison Natural Resources Fund, Inc.’s metals & mining holdings, specifically within the gold and copper segments, were among the main drivers of performance during the reporting period. Positions within the energy equipment & services industry also helped. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Conversely, holdings within the oil & gas refining & marketing segment, along with those in the oil & gas storage & transportation and oil & gas exploration & production segments, all detracted from absolute performance during the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Natural Resources Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Natural Resources Fund, Inc.

December 15, 2016

Prudential Jennison Natural Resources Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.60	–30.67	–2.52	—
Class B	4.86	–33.07	–9.19	—
Class C	4.86	–33.06	–9.16	—
Class Q	6.12	–29.08	N/A	–36.84 (12/27/10)
Class R	5.36	–31.37	–4.34	—
Class Z	5.90	–29.61	0.41	—
Lipper Global Natural Resources Index	14.03	–9.58	2.86	—
S&P 500 Index	4.49	88.79	91.14	—
MSCI World ND Index	1.18	54.04	46.50	—
Lipper Global Natural Resources Funds Average	3.24	–15.18	–9.75	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	16.06	–3.71	0.23	—
Class B	16.96	–3.49	0.09	—
Class C	20.91	–3.30	0.09	—
Class Q	23.42	–2.16	N/A	–6.95 (12/27/10)
Class R	22.55	–2.81	0.61	—
Class Z	23.18	–2.32	1.10	—
Lipper Global Natural Resources Index	28.61	1.74	1.15	—
S&P 500 Index	15.41	16.36	7.23	—
MSCI World ND Index	11.36	11.63	4.47	—
Lipper Global Natural Resources Funds Average	16.17	–0.18	–0.32	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.21	–8.11	–0.82	—
Class B	–0.14	–7.90	–0.96	—
Class C	3.86	–7.71	–0.96	—
Class Q	6.12	–6.64	N/A	–7.56 (12/27/10)
Class R	5.36	–7.25	–0.44	—
Class Z	5.90	–6.78	0.04	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.60	–7.06	–0.26	—
Class B	4.86	–7.72	–0.96	—
Class C	4.86	–7.71	–0.96	—
Class Q	6.12	–6.64	N/A	–7.56 (12/27/10)
Class R	5.36	–7.25	–0.44	—
Class Z	5.90	–6.78	0.04	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Natural Resources Fund, Inc. (Class A shares) with a similar investment in the Lipper Global Natural

Prudential Jennison Natural Resources Fund, Inc.	5

Your Fund’s Performance (continued)

Resources Index, Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index), and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Lipper Global Natural Resources Index—The Lipper Global Natural Resources Index (Lipper Index) is an unmanaged index which tracks the performance of the 30 largest global natural resources mutual funds. The cumulative total returns for the Lipper Index measured from the month-end closest to the inception date through 10/31/16 are –20.39% for Class Q shares and 2.23% for Class R shares. The average annual total returns for the Lipper Index measured from the month-end closest to the inception date through 9/30/16 are –3.37% for Class Q shares and 0.53% for Class R shares.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total returns for the S&P 500 Index measured from the month-end closest to the inception date through 10/31/16 are 91.21% for Class Q shares and 102.45% for Class R shares. The average annual total returns for the S&P 500 Index measured from the month-end closest to the inception date through 9/30/16 are 12.29% for Class Q shares and 7.44% for Class R shares.

MSCI World Net Dividends Index—The Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World ND Index consists of the

Prudential Jennison Natural Resources Fund, Inc.	7

Your Fund’s Performance (continued)

following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World ND Index is unmanaged and the total return includes the reinvestment of all dividends. The ND version of the MSCI World Index reflects the impact of the maximum withholding taxes on reinvested dividends. The cumulative total returns for the MSCI World ND Index measured from the month-end closest to the inception date through 10/31/16 are 49.23% for Class Q shares and 53.69% for Class R shares. The average annual total returns for the MSCI World ND Index measured from the month-end closest to the inception date through 9/30/16 are 7.58% for Class Q shares and 4.56% for Class R shares.

Lipper Global Natural Resources Funds Average—The Lipper Global Natural Resources Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Global Natural Resources Funds category and does not include the effect of any sales charges or taxes payable by investors. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 are –25.07% for Class Q shares and –9.79% for Class R shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 are –5.02% for Class Q shares and
–0.92% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the S&P 500 and MSCI World ND Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Index and the Lipper Average would be lower if they included the effects of sales charges or taxes. The Since Inception returns for the indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Halliburton Co., Oil & Gas Equipment & Services	4.5
Concho Resources, Inc., Oil & Gas Exploration & Production	4.4
Schlumberger Ltd., Oil & Gas Equipment & Services	3.6
EOG Resources, Inc., Oil & Gas Exploration & Production	3.5
Noble Energy, Inc., Oil & Gas Exploration & Production	3.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Oil & Gas Exploration & Production	37.5
Oil & Gas Equipment & Services	15.4
Gold	8.8
Integrated Oil & Gas	6.3
Copper	4.8

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Natural Resources Fund Inc.’s Class A shares rose 5.60% for the 12 months ended October 31, 2016. Over the same period, the Lipper Global Natural Resources Index (the Index) rose 14.03%, and the Lipper Global Natural Resources Funds Average gained 3.24%. The Fund also outperformed the 4.49% gain of the S&P 500 Index and the 1.18% gain of the MSCI World Index.

The Fund’s metals & mining holdings, specifically within the gold and copper segments, were among the main drivers of performance during the period. Positions within the energy equipment & services industry also helped. Conversely, holdings within the oil & gas refining & marketing segment, along with those in the oil & gas storage & transportation and oil & gas exploration & production segments all detracted from absolute performance during the period.

What was the market environment?

•

During the reporting period uncertainty over Iran and the oil market showing bearish fundamentals led to extreme volatility. Crude prices double-dipped in early 2016 after hitting multi-year lows, but recovered during the spring. In the second half of 2016, OPEC’s agreement to cut production following oil production restarts in Libya and Nigeria whipsawed oil prices.

•

Numerous factors contributed to overall market volatility during the period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying and other “safety” stocks were significant drivers of market returns. Stocks of higher-growth companies generally underperformed.

What worked?

In materials, specifically within metals & mining:

•

Barrick Gold is a mining company engaged in the production and sale of gold and copper, as well as mine exploration and development. The company has 14 producing gold mines, located in Canada, the United States, Peru, Argentina, Australia, the Dominican Republic, and Papua New Guinea. It also holds over a 50% equity interest in Acacia Mining plc (Acacia) that owns gold mines and exploration properties in Africa. Barrick’s shares performed well during the period as gold prices rose and the company continued to lower its unit costs while shoring up its balance sheet. Jennison likes Barrick

Prudential Jennison Natural Resources Fund, Inc.	9

Strategy and Performance Overview (continued)

as its portfolio restructuring should ultimately lead to a more focused company with structurally lower costs and an ability to grow off a smaller base.

•

Randgold Resources is a gold exploration and production company that is engaged in the exploration and development of gold deposits in Sub-Saharan Africa, focusing its activities in the West and Central African regions. Jennison likes this company for its well-managed, high margin business, with good growth prospects and its leverage to the price of gold. Shares of the company performed well during the period as a surge in the price of gold in the beginning of the year, along with market volatility causing investors to find safe-haven assets, lifted its shares. Jennison also likes the company for its low-cost assets, which should allow for multi-year growth at high margins, in Jennison’s view.

•

Agnico-Eagle Mines is a Canadian-based gold mining company and has nine mines located in Canada, Finland, and Mexico, with exploration and development activities in each of these regions, as well as in the US. Shares of the company rose during the period as increased organic growth and exploration, as well as solid quarterly earnings results, pushed share prices higher. Jennison likes the company for its well-managed, low political-risk profile that not only displays good growth prospects, but is also levered to the price of gold. Jennison likes this gold company for its leading growth outlook from a combination of expansions and new projects at below industry-level costs.

What didn’t work?

Oil-price volatility dominated the energy landscape during the beginning of the period with double-digit declines in oil prices hampering the entire energy sector, causing a broad decline in energy-related stocks. In energy, specifically within oil & gas refining & marketing:

•

Marathon Petroleum is an independent petroleum product refiner, marketer, and transporter in the United States. Its operations consist of three business segments: Refining & Marketing, Speedway retail stations, and Pipeline Transportation. Oil-price volatility dominated the energy landscape during the beginning of the period with double-digit declines in oil prices hampering the entire energy sector, causing a broad decline in energy-related stocks. Jennison continues to see Marathon, with its network of strategically-positioned refineries near key crude supply areas with accompanying midstream businesses, as well positioned to optimize its operations toward price-advantaged crude and products. Oil-price volatility dominated the energy landscape during the beginning of the period with double-digit declines in oil prices hampering the entire energy sector, causing a broad decline in energy-related stocks.

•

Western Refining is an independent crude-oil refiner and marketer of refined products. The company operates through five business segments: the refining group, the wholesale group, the retail group, Western Refining Logistics LP, and Northern Tier Energy LP. While Western’s shares have since rebounded, the oil-price volatility that dominated the energy

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landscape at the end of 2015 into the first quarter of 2016, with double-digit price declines, hampered the entire energy sector, including refiners like it. Jennison likes the company for not only its ability to grow its midstream (refining and infrastructure) business, but also the location of its refineries in New Mexico and West Texas, which has enabled it to strengthen their margins as a result of the production growth in the Permian Basin.

In energy, specifically within oil & gas storage & transportation:

•

Williams Companies is an integrated, large-scale, natural gas infrastructure company that explores, produces, transports, sells and processes natural gas and petroleum products. Williams Companies is also the parent company and General Partner (GP) of Williams Partners, which is engaged in the business of gathering, transporting, and processing natural gas and fractionating and storing natural gas liquids. While shares of the company have since rebounded, the oil-price volatility that dominated the energy landscape from the end of 2015 into the first quarter of 2016 and the failed merger with Energy Transfer Equity all weighed on Williams’ share price (similar to a share price) during the period. Jennison believes the company, along with its subsidiaries, is a gas behemoth with premier Northeast and Gulf Coast positioning, which should benefit from a rise in needed transportation projects. With its attractive footprint in fast-growing shale basins, Jennison believes Williams should be a principal beneficiary of rising demand for natural gas and natural gas liquids (NGLs).

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Barrick Gold Co.	2.46	Marathon Petroleum Corp.	–1.02
Randgold Resources Ltd.	1.48	Williams Companies, Inc.	–0.91
Agnico-Eagle Mines Ltd.	1.40	Western Refining, Inc.	–0.90
Guyana Goldfields, Inc.	1.17	Cobalt International Energy, Inc.	–0.88
Patterson-UTI Energy, LLC	0.88	Devon Energy Corp.	–0.67

Current outlook

•

Portfolio positioning is not a direct expression of Jennison’s views on commodity prices; Jennison’s strategy is not to be dependent on a sharp upturn in crude-oil prices in order to perform; Jennison remains focused on longer-term opportunities—not tactical short-term ones.

•	Regarding short-term views, US crude oil production declines are still occurring, but at a slower pace; internationally, these production declines are accelerating. The market

Prudential Jennison Natural Resources Fund, Inc.	11

Strategy and Performance Overview (continued)

rebalancing process has likely accelerated, given OPEC’s recent actions in September. Winter seasonal demand strength in combination with accelerating international declines and lack of US growth should make for a positive 2017 environment.

•

Jennison’s long-term view projects that overall demand is holding up fine, but Latin America is weaker (mostly Brazil). China is decelerating but gasoline demand remains strong, although steep decline rates in existing fields and offshore/international project delays have continued to eat into excess inventory. Production declines resulting from capital flight won’t turn around quickly, in Jennison’s view.

•

As a result of OPEC’s actions in September, Jennison’s investment decision hasn’t changed. In Jennison’s view, the announced productions cuts are harder in practice to implement. Overall, actions from OPEC should cause the supply issues to correct sooner than initially anticipated, and could pull forward to a full rebalancing of the market to early 2017 from mid-2017. Additionally, Jennison believes this puts a “floor” on oil prices, in turn providing Exploration & Production (E&P) companies with more comfort to raise their 2017 budgets.

•

Jennison will continue to maintain “high-grade” energy E&P exposure (those companies with strong balance sheets and higher-quality resource plays). Jennison will also focus on exposure to diversified metals as tightening supply/demand dynamics will take longer to play out.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Jennison Natural Resources Fund, Inc.	13

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Natural Resources Fund, Inc.		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,008.80	1.22%	$6.16
	Hypothetical	$1,000.00	$1,019.00	1.22%	$6.19
Class B	Actual	$1,000.00	$1,005.40	1.92%	$9.68
	Hypothetical	$1,000.00	$1,015.48	1.92%	$9.73
Class C	Actual	$1,000.00	$1,005.40	1.92%	$9.68
	Hypothetical	$1,000.00	$1,015.48	1.92%	$9.73
Class Q	Actual	$1,000.00	$1,011.30	0.76%	$3.84
	Hypothetical	$1,000.00	$1,021.32	0.76%	$3.86
Class R	Actual	$1,000.00	$1,008.00	1.42%	$7.17
	Hypothetical	$1,000.00	$1,018.00	1.42%	$7.20
Class Z	Actual	$1,000.00	$1,010.60	0.92%	$4.65
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.25	1.25
B	1.95	1.95
C	1.95	1.95
Q	0.77	0.77
R	1.70	1.45
Z	0.95	0.95

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Natural Resources Fund, Inc.	15

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.5%

COMMON STOCKS

Aluminum 0.6%
Alcoa, Inc.	4,430	$127,229
Constellium N.V. (Netherlands) (Class A Stock)*	1,978,395	10,386,574

		10,513,803

Coal & Consumable Fuels 0.8%
CONSOL Energy, Inc.(a)	868,641	14,723,465

Copper 4.8%
First Quantum Minerals Ltd. (Canada)	2,886,791	27,419,457
Freeport-McMoRan, Inc.(a)	799,743	8,941,126
Lundin Mining Corp. (Canada)*	7,591,605	29,714,401
Southern Copper Corp. (Peru)(a)	808,484	22,952,861

		89,027,845

Diversified Chemicals 1.5%
BASF SE (Germany)	1,081	95,429
Chemours Co. (The)	356,339	5,854,650
Dow Chemical Co. (The)	408,027	21,955,933
E.I. du Pont de Nemours & Co.	1,754	120,657

		28,026,669

Diversified Metals & Mining 4.0%
BHP Billiton Ltd. (Australia), ADR(a)	266,594	9,336,122
Glencore PLC (Switzerland)*	9,018,802	27,607,630
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*(a)	1,239,691	1,931,674
Ivanhoe Mines Ltd. (Canada) (Class A Stock), 144A*(b)	2,082,400	3,244,775
Northern Dynasty Minerals Ltd. (Canada)*(a)	1,763,422	1,475,279
Rio Tinto PLC (United Kingdom)	8,155	283,594
Rio Tinto PLC (United Kingdom), ADR(a)	827,759	28,847,401

		72,726,475

Fertilizers & Agricultural Chemicals 1.6%
FMC Corp.(a)	337,730	15,836,160
Monsanto Co.	1,324	133,420
Potash Corp. of Saskatchewan, Inc. (Canada)	842,248	13,711,797
Syngenta AG (Switzerland)	165	66,027

		29,747,404

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Gold 8.8%
Agnico Eagle Mines Ltd. (Canada)	725,073	$36,833,708
Alacer Gold Corp.*	5,256,503	10,620,385
Algold Resources Ltd. (Canada), 144A*(b)	43,790	11,427
Axmin, Inc. (Canada)*	666,158	22,349
Barrick Gold Corp. (Canada)(a)	1,429,907	25,152,064
Eldorado Gold Corp. (Canada)	4,503,577	14,202,737
Guyana Goldfields, Inc. (Canada)*	572,345	3,366,735
Guyana Goldfields, Inc. (Canada), 144A*(b)	2,654,213	15,613,018
Newmont Mining Corp.	3,618	134,011
Randgold Resources Ltd. (United Kingdom), ADR(a)	423,348	37,563,668
Tahoe Resources, Inc.	1,066,675	12,787,694
Tahoe Resources, Inc., 144A(b)	506,600	6,073,308

		162,381,104

Industrial Gases 0.9%
Air Products & Chemicals, Inc.	126,930	16,935,001

Integrated Oil & Gas 6.3%
Chevron Corp.	1,552	162,572
Occidental Petroleum Corp.	657,970	47,972,593
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	954,571	23,775,633
Suncor Energy, Inc. (Canada)	1,484,987	44,579,310

		116,490,108

Oil & Gas Drilling 2.5%
Helmerich & Payne, Inc.	776	48,973
Independence Contract Drilling, Inc.*(a)	1,722,043	6,853,731
Patterson-UTI Energy, Inc.(a)	1,759,987	39,564,508

		46,467,212

Oil & Gas Equipment & Services 15.4%
Baker Hughes, Inc.	228,019	12,632,253
Core Laboratories N.V.(a)	198,347	19,233,709
Dril-Quip, Inc.*	345,263	16,399,992
FMC Technologies, Inc.*	1,111,214	35,858,876
Halliburton Co.	1,810,983	83,305,218
RPC, Inc.*(a)	1,209,688	20,891,312
Schlumberger Ltd.	854,867	66,876,245
Superior Energy Services, Inc.(a)	874,763	12,386,644
U.S. Silica Holdings, Inc.(a)	336,006	15,520,117

		283,104,366

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil & Gas Exploration & Production 37.5%
Anadarko Petroleum Corp.	1,006,092	$59,802,109
Cimarex Energy Co.	360,284	46,523,473
Concho Resources, Inc.*	634,401	80,530,863
Continental Resources, Inc.*(a)	504,122	24,656,607
Crew Energy, Inc. (Canada)*	1,546,831	7,599,803
Devon Energy Corp.	828,268	31,383,075
EOG Resources, Inc.	723,004	65,374,022
Extraction Oil & Gas, Inc.*	162,476	3,470,487
Gulfport Energy Corp.*	559,810	13,497,019
Hess Corp.	729,819	35,009,417
Kosmos Energy Ltd.*(a)	1,135,010	5,913,402
Laredo Petroleum, Inc.*	1,457,075	17,368,334
Lekoil Ltd. (Nigeria)*	4,166,462	1,044,566
Lekoil Ltd. (Nigeria), 144A*(b)	5,248,879	1,315,936
Lekoil Ltd. (Nigeria) Reg D*	14,524,211	3,641,337
Marathon Oil Corp.	1,523,045	20,073,733
MEG Energy Corp. (Canada)*(a)	612,347	2,497,233
MEG Energy Corp. (Canada), 144A*(b)	752,400	3,068,387
Newfield Exploration Co.*	876,307	35,569,301
Noble Energy, Inc.	1,827,929	63,008,713
Oil Search Ltd. (Australia)	2,240,000	11,228,257
PDC Energy, Inc.*(a)	441,318	27,066,033
Pioneer Natural Resources Co.(a)	243,092	43,518,330
Range Resources Corp.(a)	735,397	24,849,065
Rice Energy, Inc.*	994,674	21,972,349
Seven Generations Energy Ltd. (Canada) (Class A Stock)*(a)	264,594	5,641,831
Seven Generations Energy Ltd. (Canada) (Class A Stock), 144A*(a)(b)	662,575	14,127,820
Sintana Energy, Inc. (Canada)*	637,992	21,404
Sintana Energy, Inc. (Canada), Reg D*	1,304,999	43,782
WPX Energy, Inc.*	2,064,833	22,424,086

		692,240,774

Oil & Gas Refining & Marketing 3.6%
Marathon Petroleum Corp.	645,600	28,141,704
Phillips 66	247,833	20,111,648
Tesoro Corp.	1,405	119,383
Valero Energy Corp.	301,979	17,889,236

		66,261,971

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil & Gas Storage & Transportation 2.0%
Cheniere Energy, Inc.*(a)	422,439	$15,925,950
Kinder Morgan, Inc.	7,078	144,604
Plains GP Holdings LP (Class A Stock)	857,009	10,764,033
Targa Resources Corp.	244,041	10,713,400

		37,547,987

Packaged Foods & Meats 0.8%
Adecoagro S.A. (Luxembourg)*	1,391,927	15,311,197

Precious Metals & Minerals
Sedibelo Platinum Mines Ltd. (South Africa) Private Placement (original cost $4,469,143; purchased 11/27/07)*^(b)(c)	523,100	—

Renewable Electricity 0.7%
NextEra Energy Partners LP	496,780	13,586,933

Semiconductor Equipment 0.1%
Versum Materials, Inc.*	63,465	1,440,656

Silver 0.9%
Silver Wheaton Corp. (Canada)(a)	685,903	16,537,121

Specialty Chemicals 1.8%
Albemarle Corp.(a)	161,201	13,468,344
Celanese Corp. Series A	148,802	10,850,642
Ecolab, Inc.	1,014	115,768
PPG Industries, Inc.	1,549	144,258
WR Grace & Co.	129,436	8,667,035

		33,246,047

Steel 2.1%
ArcelorMittal (Luxembourg), ADR*	24,541	165,161
Nucor Corp.	3,015	147,283
Reliance Steel & Aluminum Co.	275,820	18,970,899
Steel Dynamics, Inc.	684,376	18,792,965

		38,076,308

Trading Companies & Distributors 0.8%
Univar, Inc.*	636,529	14,162,770

TOTAL LONG-TERM INVESTMENTS (cost $1,576,548,256)		1,798,555,216

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 18.2%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(d)	49,316,408	$49,316,408
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $286,673,897; includes $286,527,924 of cash collateral for securities on loan)(d)(e)	286,670,979	286,728,313

TOTAL SHORT-TERM INVESTMENTS (cost $335,990,305)(Note 3)		336,044,721

TOTAL INVESTMENTS 115.7% (cost $1,912,538,561)(Note 5)		2,134,599,937
Liabilities in excess of other assets (15.7)%		(290,307,214)

NET ASSETS 100.0%		$1,844,292,723

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $279,396,614; cash collateral of $286,527,924 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the aggregate cost of the restricted securities is $4,469,143. The aggregate value of $0, is approximately 0.0% of net assets.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(e)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	21

Portfolio of Investments (continued)

as of October 31, 2016

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aluminum	$10,513,803	$—	$—
Coal & Consumable Fuels	14,723,465	—	—
Copper	89,027,845	—	—
Diversified Chemicals	27,931,240	95,429	—
Diversified Metals & Mining	41,590,476	31,135,999	—
Fertilizers & Agricultural Chemicals	29,681,377	66,027	—
Gold	140,694,778	21,686,326	—
Industrial Gases	16,935,001	—	—
Integrated Oil & Gas	92,714,475	23,775,633	—
Oil & Gas Drilling	46,467,212	—	—
Oil & Gas Equipment & Services	283,104,366	—	—
Oil & Gas Exploration & Production	657,814,471	34,426,303	—
Oil & Gas Refining & Marketing	66,261,971	—	—
Oil & Gas Storage & Transportation	37,547,987	—	—
Packaged Foods & Meats	15,311,197	—	—
Precious Metals & Minerals	—	—	—
Renewable Electricity	13,586,933	—	—
Semiconductor Equipment	1,440,656	—	—
Silver	16,537,121	—	—
Specialty Chemicals	33,246,047	—	—
Steel	38,076,308	—	—
Trading Companies & Distributors	14,162,770	—	—
Affiliated Mutual Funds	336,044,721	—	—

Total	$2,023,414,220	$111,185,717	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

United States (including 15.5% of collateral for securities on loan)	90.7%
Canada	14.5
United Kingdom	3.6
Netherlands	1.9
Switzerland	1.5
Peru	1.2
Australia	1.1
Luxembourg	0.8
Nigeria	0.4

115.7
Liabilities in excess of other assets	(15.7)

100.0%

See Notes to Financial Statements.

22

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $279,396,614:
Unaffiliated investments (cost $1,576,548,256)	$1,798,555,216
Affiliated investments (cost $335,990,305)	336,044,721
Receivable for Fund shares sold	2,609,414
Receivable for investments sold	1,696,363
Dividends and interest receivable	829,550
Tax reclaim receivable	110,091
Prepaid expenses	20,977

Total Assets	2,139,866,332

Liabilities
Payable to broker for collateral for securities on loan	286,527,924
Payable for Fund shares reacquired	6,611,293
Management fee payable	1,183,430
Accrued expenses and other liabilities	732,248
Distribution fee payable	417,007
Affiliated transfer agent fee payable	71,575
Payable for investments purchased	30,132

Total Liabilities	295,573,609

Net Assets	$1,844,292,723

Net assets were comprised of:
Common stock, at par	$546,272
Paid-in capital in excess of par	2,616,247,368

2,616,793,640
Distributions in excess of net investment income	(2,964,490)
Accumulated net realized loss on investment and foreign currency transactions	(991,597,443)
Net unrealized appreciation on investments and foreign currencies	222,061,016

Net assets, October 31, 2016	$1,844,292,723

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share
($606,461,485 ÷ 17,732,323 shares of common stock issued and outstanding)	$34.20
Maximum sales charge (5.50% of offering price)	1.99

Maximum offering price to public	$36.19

Class B
Net asset value, offering price and redemption price per share
($23,687,170 ÷ 852,230 shares of common stock issued and outstanding)	$27.79

Class C
Net asset value, offering price and redemption price per share
($234,821,411 ÷ 8,446,150 shares of common stock issued and outstanding)	$27.80

Class Q
Net asset value, offering price and redemption price per share
($109,741,930 ÷ 3,063,220 shares of common stock issued and outstanding)	$35.83

Class R
Net asset value, offering price and redemption price per share
($59,728,570 ÷ 1,770,980 shares of common stock issued and outstanding)	$33.73

Class Z
Net asset value, offering price and redemption price per share
($809,852,157 ÷ 22,762,306 shares of common stock issued and outstanding)	$35.58

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	25

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $862,818)	$25,028,972
Income from securities lending, net (including affiliated $970,194)	1,116,918
Affiliated dividend income	340,234

Total income	26,486,124

Expenses
Management fee	14,426,241
Distribution fee—Class A	2,123,365
Distribution fee—Class B	278,096
Distribution fee—Class C	2,364,407
Distribution fee—Class R	424,680
Transfer agent’s fees and expenses (including affiliated expense of $709,600)	3,593,000
Shareholders’ reports	350,000
Custodian and accounting fees (net of $16,900 fee credit)	230,000
Registration fees	156,000
Legal fees and expenses	41,000
Directors’ fees	39,000
Insurance expenses	32,000
Audit fee	24,000
Miscellaneous	27,322

Total expenses	24,109,111
Less: Distribution fee waiver—Class R	(141,552)

Net expenses	23,967,559

Net investment income (loss)	2,518,565

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,897)	(330,845,073)
Foreign currency transactions	(226,869)

(331,071,942)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $54,416)	415,355,846
Foreign currencies	703

415,356,549

Net gain (loss) on investment and foreign currency transactions	84,284,607

Net Increase (Decrease) In Net Assets Resulting From Operations	$86,803,172

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,518,565	$10,917,366
Net realized gain (loss) on investment and foreign currency transactions	(331,071,942)	(162,474,293)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	415,356,549	(957,061,145)

Net increase (decrease) in net assets resulting from operations	86,803,172	(1,108,618,072)

Dividends from net investment income (Note 1)
Class A	(2,656,951)	—
Class B	(17,777)	—
Class C	(163,936)	—
Class Q	(1,241,226)	—
Class R	(84,502)	—
Class Z	(5,518,054)	—

	(9,682,446)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	531,196,473	1,303,331,437
Net asset value of shares issued in reinvestment of dividends and distributions	8,752,022	—
Cost of shares reacquired	(1,199,884,672)	(1,611,054,407)

Net increase (decrease) in net assets from Fund share transactions	(659,936,177)	(307,722,970)

Total increase (decrease)	(582,815,451)	(1,416,341,042)

Net Assets:
Beginning of year	2,427,108,174	3,843,449,216

End of year	$1,844,292,723	$2,427,108,174

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	27

Notes to Financial Statements

Prudential Jennison Natural Resources Fund, Inc. (the “Fund”) is a non-diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

28

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation. Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which

Prudential Jennison Natural Resources Fund, Inc.	29

Notes to Financial Statements (continued)

the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

30

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest

Prudential Jennison Natural Resources Fund, Inc.	31

Notes to Financial Statements (continued)

income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC (“Jennison”), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

32

Pursuant to the management agreement between the Fund and PI, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to $1 billion and .70% of the average daily net assets in excess of $1 billion. The effective management fee rate was .73% of the Fund’s average daily net assets for the year ended October 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and Class R shares, respectively. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through February 28, 2018.

PIMS has advised the Fund that it received $756,104 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016 it received $3,596, $34,502 and $31,517 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period November 1, 2015 through February 4, 2016, PGIM, Inc. has been compensated $79,326 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The

Prudential Jennison Natural Resources Fund, Inc.	33

Notes to Financial Statements (continued)

payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $62,941. Additionally, PGIM, Inc. reimbursed the Fund $35,623 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2016, were $550,965,505 and $1,162,898,369, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to decrease distributions in excess of net investment income by $11,688,721, decrease accumulated net realized loss on investment and foreign currency transactions by $81,742,672 and decrease paid-in capital in excess of par by $93,431,393 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, capital loss carryforward expiration,

34

investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016 the tax character of dividends paid by the Fund was $9,682,446 of ordinary income. For the year ended October 31, 2015, there was no distributions paid by the Fund.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis was $18,879,630 of ordinary income. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timings differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,012,671,523	$512,259,366	$(390,330,952)	$121,928,414	$(361)	$121,928,053

The difference between book basis and tax basis of investments was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other book to tax adjustments. The other cost basis adjustments are primarily attributable to net unrealized appreciation (depreciation) of foreign currency transactions and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after November 1, 2011(“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Additionally, approximately $93,456,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$598,598,000

Pre-Enactment Losses:
Expiring 2017	264,952,000
Expiring 2018	49,759,000

$314,711,000

Prudential Jennison Natural Resources Fund, Inc.	35

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain purchases by retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months after purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital stock.

There are 500 million shares of common stock authorized with $.01 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z common stock. Class A shares consist of 150 million authorized shares, Class B shares consist of 35 million authorized shares, Class C and Class Z shares each consist of 90 million authorized shares, Class Q shares consist of 85 million authorized shares and Class R shares consist of 50 million authorized shares. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

As of October 31, 2016, 7 shareholders of record held 54% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

36

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	5,395,594	$163,735,349
Shares issued in reinvestment of dividends and distributions	74,317	2,480,698
Shares reacquired	(13,683,976)	(440,044,026)

Net increase (decrease) in shares outstanding before conversion	(8,214,065)	(273,827,979)
Shares issued upon conversion from other share class(es)	331,291	10,638,494
Shares reacquired upon conversion into other share class(es)	(374,795)	(12,434,514)

Net increase (decrease) in shares outstanding	(8,257,569)	$(275,623,999)

Year ended October 31, 2015:
Shares sold	10,399,826	$397,550,052
Shares reacquired	(12,676,769)	(475,375,887)

Net increase (decrease) in shares outstanding before conversion	(2,276,943)	(77,825,835)
Shares issued upon conversion from other share class(es)	357,653	13,172,563
Shares reacquired upon conversion into other share class(es)	(1,490,308)	(62,878,282)

Net increase (decrease) in shares outstanding	(3,409,598)	$(127,531,554)

Class B
Year ended October 31, 2016:
Shares sold	36,579	$918,329
Shares issued in reinvestment of dividends and distributions	574	15,604
Shares reacquired	(250,585)	(6,285,013)

Net increase (decrease) in shares outstanding before conversion	(213,432)	(5,351,080)
Shares reacquired upon conversion into other share class(es)	(298,980)	(7,788,329)

Net increase (decrease) in shares outstanding	(512,412)	$(13,139,409)

Year ended October 31, 2015:
Shares sold	54,579	$1,736,878
Shares reacquired	(502,704)	(15,599,487)

Net increase (decrease) in shares outstanding before conversion	(448,125)	(13,862,609)
Shares reacquired upon conversion into other share class(es)	(351,930)	(10,598,121)

Net increase (decrease) in shares outstanding	(800,055)	$(24,460,730)

Class C
Year ended October 31, 2016:
Shares sold	1,082,101	$26,463,669
Shares issued in reinvestment of dividends and distributions	4,814	130,986
Shares reacquired	(2,598,525)	(65,174,986)

Net increase (decrease) in shares outstanding before conversion	(1,511,610)	(38,580,331)
Shares reacquired upon conversion into other share class(es)	(299,917)	(8,025,454)

Net increase (decrease) in shares outstanding	(1,811,527)	$(46,605,785)

Year ended October 31, 2015:
Shares sold	2,256,622	$70,890,910
Shares reacquired	(4,020,731)	(125,609,777)

Net increase (decrease) in shares outstanding before conversion	(1,764,109)	(54,718,867)
Shares reacquired upon conversion into other share class(es)	(267,527)	(8,471,770)

Net increase (decrease) in shares outstanding	(2,031,636)	$(63,190,637)

Prudential Jennison Natural Resources Fund, Inc.	37

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,178,182	$70,896,696
Shares issued in reinvestment of dividends and distributions	32,082	1,119,992
Shares reacquired	(4,705,590)	(149,878,529)

Net increase (decrease) in shares outstanding before conversion	(2,495,326)	(77,861,841)
Shares issued upon conversion from other share class(es)	130	4,603

Net increase (decrease) in shares outstanding	(2,495,196)	$(77,857,238)

Year ended October 31, 2015:
Shares sold	3,013,742	$122,208,559
Shares reacquired	(1,392,414)	(54,595,397)

Net increase (decrease) in shares outstanding	1,621,328	$67,613,162

Class R
Year ended October 31, 2016:
Shares sold	836,126	$25,455,104
Shares issued in reinvestment of dividends and distributions	2,362	77,804
Shares reacquired	(832,887)	(25,768,979)

Net increase (decrease) in shares outstanding before conversion	5,601	(236,071)
Shares reacquired upon conversion into other share class(es)	(609)	(21,105)

Net increase (decrease) in shares outstanding	4,992	$(257,176)

Year ended October 31, 2015:
Shares sold	936,406	$34,787,182
Shares reacquired	(780,576)	(29,030,650)

Net increase (decrease) in shares outstanding	155,830	$5,756,532

Class Z
Year ended October 31, 2016:
Shares sold	7,792,685	$243,727,326
Shares issued in reinvestment of dividends and distributions	142,028	4,926,938
Shares reacquired	(16,087,962)	(512,733,139)

Net increase (decrease) in shares outstanding before conversion	(8,153,249)	(264,078,875)
Shares issued upon conversion from other share class(es)	564,293	19,341,921
Shares reacquired upon conversion into other share class(es)	(53,651)	(1,715,616)

Net increase (decrease) in shares outstanding	(7,642,607)	$(246,452,570)

Year ended October 31, 2015:
Shares sold	17,179,476	$676,157,856
Shares reacquired	(23,310,948)	(910,843,209)

Net increase (decrease) in shares outstanding before conversion	(6,131,472)	(234,685,353)
Shares issued upon conversion from other share class(es)	1,639,498	71,151,166
Shares reacquired upon conversion into other share class(es)	(61,422)	(2,375,556)

Net increase (decrease) in shares outstanding	(4,553,396)	$(165,909,743)

38

Note 7. Borrowings

The Fund/Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s/Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2016.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Jennison Natural Resources Fund, Inc.	39

Notes to Financial Statements (continued)

Note 9. Notice of Dividends to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 2, 2016 to shareholders of record on December 5, 2016. The ex-date was December 6, 2016. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.30757
Class B	$0.30757
Class C	$0.30757
Class Q	$0.45408
Class R	$0.30757
Class Z	$0.39053

40

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$32.50	$46.17	$51.41	$44.75	$49.50
Income (loss) from investment operations:
Net investment income (loss)	.02	.11	(.10)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.80	(13.78)	(5.14)	6.67	(4.73)
Total from investment operations	1.82	(13.67)	(5.24)	6.66	(4.75)
Less Dividends:
Dividends from net investment income	(.12)	-	-	-	-
Net asset value, end of year	$34.20	$32.50	$46.17	$51.41	$44.75
Total Return(b):	5.60%	(29.61)%	(10.19)%	14.88%	(9.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$606,462	$844,746	$1,357,504	$1,642,229	$1,821,585
Average net assets (000)	$707,741	$1,049,852	$1,614,165	$1,654,831	$2,016,026
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.22%	1.16%	1.17%	1.19%
Expenses before waivers and/or expense reimbursement	1.25%	1.22%	1.16%	1.17%	1.19%
Net investment income (loss)	.07%	.29%	(.19)%	(.02)%	(.04)%
Portfolio turnover rate	28%	35%	24%	21%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Through February 29, 2012, the manager of the Fund had contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	41

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$26.53	$37.95	$42.55	$37.30	$41.55
Income (loss) from investment operations:
Net investment income (loss)	(.16)	(.13)	(.38)	(.27)	(.29)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.44	(11.29)	(4.22)	5.52	(3.96)
Total from investment operations	1.28	(11.42)	(4.60)	5.25	(4.25)
Less Dividends:
Dividends from net investment income	(.02)	-	-	-	-
Net asset value, end of year	$27.79	$26.53	$37.95	$42.55	$37.30
Total Return(b):	4.82%	(30.09)%	(10.81)%	14.08%	(10.23)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,687	$36,198	$82,144	$123,837	$157,970
Average net assets (000)	$27,807	$54,812	$108,955	$135,005	$195,871
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.95%	1.92%	1.86%	1.87%	1.89%
Expenses before waivers and/or expense reimbursement	1.95%	1.92%	1.86%	1.87%	1.89%
Net investment income (loss)	(.61)%	(.41)%	(.88)%	(.71)%	(.74)%
Portfolio turnover rate	28%	35%	24%	21%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Through February 29, 2012, the manager of the Fund had contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$26.53	$37.96	$42.56	$37.31	$41.56
Income (loss) from investment operations:
Net investment income (loss)	(.16)	(.13)	(.38)	(.28)	(.29)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	(11.30)	(4.22)	5.53	(3.96)
Total from investment operations	1.29	(11.43)	(4.60)	5.25	(4.25)
Less Dividends:
Dividends from net investment income	(.02)	-	-	-	-
Net asset value, end of year	$27.80	$26.53	$37.96	$42.56	$37.31
Total Return(b):	4.86%	(30.11)%	(10.81)%	14.07%	(10.23)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$234,821	$272,169	$466,488	$629,108	$747,931
Average net assets (000)	$236,425	$347,186	$575,495	$656,867	$871,352
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.95%	1.92%	1.86%	1.87%	1.89%
Expenses before waivers and/or expense reimbursement	1.95%	1.92%	1.86%	1.87%	1.89%
Net investment income (loss)	(.64)%	(.41)%	(.89)%	(.72)%	(.74)%
Portfolio turnover rate	28%	35%	24%	21%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Through February 29, 2012, the manager of the Fund had contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	43

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$34.04	$48.14	$53.37	$46.26	$50.93
Income (loss) from investment operations:
Net investment income (loss)	.19	.30	.12	.19	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.89	(14.40)	(5.35)	6.92	(4.87)
Total from investment operations	2.08	(14.10)	(5.23)	7.11	(4.67)
Less Dividends:
Dividends from net investment income	(.29)	-	-	-	-
Net asset value, end of year	$35.83	$34.04	$48.14	$53.37	$46.26
Total Return(b):	6.15%	(29.29)%	(9.80)%	15.37%	(9.17)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$109,742	$189,234	$189,520	$180,803	$136,641
Average net assets (000)	$126,781	$202,883	$182,649	$153,964	$105,382
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.77%	.76%	.74%	.74%	.75%
Expenses before waivers and/or expense reimbursement	.77%	.76%	.74%	.74%	.75%
Net investment income (loss)	.57%	.77%	.23%	.39%	.42%
Portfolio turnover rate	28%	35%	24%	21%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Through February 29, 2012, the manager of the Fund had contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$32.05	$45.62	$50.90	$44.39	$49.20
Income (loss) from investment operations:
Net investment income (loss)	(.05)	.04	(.20)	(.11)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78	(13.61)	(5.08)	6.62	(4.71)
Total from investment operations	1.73	(13.57)	(5.28)	6.51	(4.81)
Less Dividends:
Dividends from net investment income	(.05)	-	-	-	-
Net asset value, end of year	$33.73	$32.05	$45.62	$50.90	$44.39
Total Return(b):	5.39%	(29.75)%	(10.37)%	14.67%	(9.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59,729	$56,596	$73,455	$80,001	$74,238
Average net assets (000)	$56,621	$65,555	$82,208	$74,909	$74,335
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.42%	1.36%	1.37%	1.39%
Expenses before waivers and/or expense reimbursement	1.70%	1.67%	1.61%	1.62%	1.64%
Net investment income (loss)	(.15)%	.10%	(.39)%	(.23)%	(.22)%
Portfolio turnover rate	28%	35%	24%	21%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Through February 29, 2012, the manager of the Fund had contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	45

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$33.82	$47.90	$53.17	$46.14	$50.88
Income (loss) from investment operations:
Net investment income (loss)	.12	.24	.06	.13	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.87	(14.32)	(5.33)	6.90	(4.87)
Total from investment operations	1.99	(14.08)	(5.27)	7.03	(4.74)
Less Dividends:
Dividends from net investment income	(.23)	-	-	-	-
Net asset value, end of year	$35.58	$33.82	$47.90	$53.17	$46.14
Total Return(b):	5.90%	(29.39)%	(9.91)%	15.24%	(9.32)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$809,852	$1,028,166	$1,674,337	$1,707,458	$1,646,171
Average net assets (000)	$834,087	$1,325,084	$1,800,961	$1,619,393	$1,663,079
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.95%	.92%	.86%	.87%	.89%
Expenses before waivers and/or expense reimbursement	.95%	.92%	.86%	.87%	.89%
Net investment income (loss)	.37%	.60%	.12%	.27%	.27%
Portfolio turnover rate	28%	35%	24%	21%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Through February 29, 2012, the manager of the Fund had contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

46

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Natural Resources Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Natural Resources Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2016

Prudential Jennison Natural Resources Fund, Inc.	47

Federal Income Tax Information (unaudited)

For the year ended October 31, 2016, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Natural Resources Fund	100%	100%

In January 2017 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2016.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Natural Resources Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Jennison Natural Resources Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Natural Resources Fund, Inc.

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Natural Resources Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and

Prudential Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Natural Resources Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, although it underperformed over the other periods.
•

The Board considered PI’s explanation that the Fund historically demonstrated a volatile pattern of returns over shorter time periods, but that over the long term the Fund had outperformed peer funds and its benchmark index.

•	The Board also noted the Fund’s overweight to the energy sector and that, as a result, the Fund is expected to do well when energy (and oil) prices advance.
•	The Board noted that the Fund’s near-term performance had improved, with its Peer Universe rank moving to the 2nd quartile in the first quarter of 2016.
•

The Board noted information provided by PI indicating that, based on the most recent performance information available, the Fund’s year-to-date performance continued to show improvement, with the Fund outperforming its benchmark and ranking in the 1st quartile of its Peer Universe as of April 2016.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor the Fund’s performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Natural Resources Fund, Inc.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Natural Resources Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PGNAX	PRGNX	PNRCX	PJNQX	JNRRX	PNRZX
CUSIP	74441K107	74441K206	74441K305	74441K602	74441K404	74441K503

MF135E    0300060-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $28,038 and $22,950, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 were $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Natural Resources Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016